UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026 (July 15, 2026)

STARK NOVUS FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, 19th Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 15, 2026, Affinity Advisory Holdings Corp., a Delaware corporation and a wholly-owned subsidiary of Stark Novus Financial Inc. (formerly Nu Ride Inc.) (the “Company”) completed its previously announced acquisition of Affinity Advisory Network, LLC and AAN Wealth Advisors, LLC (together, “Affinity”), in accordance with the terms and conditions of the previously announced Membership Interest Purchase Agreement, dated June 2, 2026 (the “Transaction”), as previously disclosed in the Company’s Current Report on Form 8-K filed on July 21, 2026 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Affinity and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Affinity would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited combined financial statements of Affinity as of and for the year ended December 31, 2025 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed combined financial statements of Affinity as of June 30, 2026 and for the period from January 1, 2026 through June 30, 2026 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance as of June 30, 2026, giving effect to the Transaction as if it had occurred on June 30, 2026, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 and for the six months ended June 30, 2026, giving effect to the Transaction as if it had occurred on January 1, 2025, are filed as Exhibit 99.3 hereto and are incorporated by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Audited combined financial statements of Affinity as of and for the year ended December 31, 2025
99.2	Unaudited condensed combined financial statements of Affinity as of June 30, 2026 and for the period from January 1, 2026 through June 30, 2026.
99.3	Unaudited pro forma financial information as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARK NOVUS FINANCIAL INC.

Date: September 30, 2026	/s/ Alexander Matina
Alexander Matina
Chief Executive Officer